UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/02/2007

VARSITY GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-28977

DE	54-1876848
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1300 19th Street NW, 8th Floor Washington, DC 20036
(Address of principal executive offices, including zip code)

202.349.1242
(Registrant’s telephone number, including area code)

Former address: 1850 M Street, Suite 1150, NW, Washington, DC 20036
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On April 2, 2007, Varsity Group Inc. issued a press release announcing its results of operations for the year ended December 31, 2006. A copy of such press release is furnished as Exhibit 99.1 to this report.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARSITY GROUP INC

Date: April 02, 2007	By:	/s/ Jim Craig
Jim Craig
CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Results of operations